UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 1, 2005
W. P. CAREY & CO. LLC
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-13779 (Commission File Number)	13-3912578 (IRS Employer Identification Number)

50 Rockefeller Plaza New York, NY (Address of principal executive offices)	10020 (Zip Code)
(212) 492-1100
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02 Results of Operations and Financial Condition.
On November 1, 2005, the registrant issued an earnings release announcing its financial results for the quarter ended September 30, 2005. A copy of the earnings release is attached as Exhibit 99.1.
ITEM 9.01 Financial Statements and Exhibits.

Exhibit 99.1	Earnings release of the registrant for the quarter ended September 30, 2005.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

W. P. CAREY & CO. LLC
Date: November 1, 2005	By:	/s/ Claude Fernandez
Claude Fernandez
Managing Director and acting Chief Financial Officer (acting Principal Financial Officer)